1 2014 Annual Meeting of Stockholders May 16, 2014 Independence Holding Company American Independence Corp.

2 What is The IHC Group? • Two public companies (IHC and AMIC) collectively control: – Three carriers rated A - (Excellent) by A.M. Best Company with stable outlook – Increased ownership of AMIC to 90% – Vertically integrated administration – Varied, controlled distribution • Specialty health insurance company – Also life business • Focus on underwriting and pricing discipline • Concentration on market niches with higher margins

3 Significant Business Lines • Medical stop - loss – National leader since 1987 • Ancillary Health Benefits – STM – Small group stop - loss – Dental/vision – Supplemental (gap plans, hospital & limited fixed indemnity, and critical illness) • Pet Insurance • Occupational Accident • Disability – Leader in public sector markets since 1983 & Growth in DBL • Life

4 IHC Medical Stop - Loss Structure of the business – Standard Security Life Insurance Company of New York (SSL) • Over the last 27 years, SSL has gained a reputation as one of the leading carriers nationally in offering medical stop - loss products to self - funded employers – IHC Risk Solutions (RS) • Direct writing stop - loss operation of SSL that distributes its products through TPAs, retail brokers, and wholesale brokers • RS produces 85% of IHC’s earned stop - loss premiums – Independent MGU’s • Only one of significant size with which IHC currently does business is our 42% owned affiliate

5 RS Growth & Profitability • RS growth strategy has the following key components: • Cigna provider network relationship • Updated and retooled branding strategy • Leverage of key relationships • New product offering (transplant carve out ) • Captive program • We are starting to see the results of those efforts with almost 24% growth in 2013 and 30% TTM through April 2014 • RS has produced exceptional loss ratios in 2011 and 2012 and 2013 is tracking consistent with 2011/2012 levels

6 What Puts RS Stop - Loss One Step Ahead? • Fully integrated operation responsible for underwriting, distribution and claims management; highly experienced management team • Long standing reputation and established market presence • Scalable platform well positioned to benefit from growth resulting from Affordable Care Act • Thought leader – innovative approach to customers • Partnership approach with selected distribution sources • Industry - leading group captive programs • Specialized solutions for small employers

7 CIGNA Partnership • CIGNA selected SSL as TPA stop - loss partner in 2010 • Approximately 18% of book of business • Access to proprietary discount information that allows RS to offer more competitive and accurate pricing • Active participant in CIGNA ’ s payer advisory council • CIGNA has been very active in developing joint promotional initiatives with RS and has actively promoted and introduced RS to new partners

8 Ancillary Health Products • Dental/Vision – sold to individuals and small groups • STM – temporary coverage sold to individuals/families; of particular interest for coverage in between open enrollments on HIX • Supplemental – sold to individuals/families: hospital indemnity and fixed - indemnity limited benefit plans • Stop - loss sold to small group self - funded medical plans • “Metal Gap” plans – sold to individuals with high out - of - pocket costs under high deductible Bronze & Silver plans • Non - subscriber Occupational Accident – sold to groups in TX that have opted out of workers comp

9 Ancillary Health Controlled Distribution • Healthedeals.com – award - winning IHC private exchange • IPA Family – consumer direct sales agency • IPA Direct – consumer direct sales call center • HIO – online lead generation company that owns www.healthinsurance.org • Telebrokerage division – selling individual and small employer group products

10 Pet Insurance • Written through agreement with Pets Best • $19M premium in 2013; significant growth in 2014 • Significant industry - growth potential – North American market growing at 13% CAGR – <1% dogs and cats insured in US vs. 23% in UK • Vet costs and total pet spending in US significantly outpacing inflation • IHC has begun selling through AAA and largest health insurer in the U.S.

11 Disability • 2013 total gross premiums = $76M • Highly profitable in 2013 • Derived principally from: – 30 yr relationship with MGA with niche distribution – Short - term employer - mandated DBL in NY which had significant growth in 2013

12 Life • 2013 total gross premiums = $53M • Derived principally from: – Group life from 30 year MGA relationship – Closed blocks acquired by IHC – Individual policies selectively marketed to gov’t. workers, sr. citizens and members of military • IHC Financial Group – Recruits agents to sell life/annuity products

13 Maximizing Shareholder Value While Maintaining a High - Quality, Low - Duration Portfolio • Significant organic growth of stop - loss written on a direct basis • Growth of Direct - to - Consumer distribution and ancillary health benefits, pet and occupational accident lines with higher margins • Develop closer distribution relationships with nationally recognized major medical carriers to sell our specialty health products, and for our captive distribution to sell their major medical • Continue to safeguard our assets – Strong, safe portfolio – overall rated AA – Short duration protects against inflation – 6.0 years • Continue decreasing expenses • Responding to inquiries regarding sale of certain assets that could unlock shareholder value

14 IHC and AMIC Per Share Value • Current intent to buy back shares of IHC at recent price levels • IHC book value $15.76 as of March 31, 2014 – Trading at 85% of book value* • AMIC book value $12.94 as of March 31, 2014 – Trading at 84% of book value* • Russell 2000 Life Index is at 95% of book value* • NASDAQ Insurance Total Return Index is at 105% of book value* *market price $13.44 for IHC and $10.84 for AMIC as of May 12, 2014

THE IHC GROUP
Independence Holding Company

Summary of Recent IHC Results

Year	Reported
Q1 2014[1]	$0.21
2013[2]	$0.77
2012[3]	$1.09
2011	$0.74
2010[4]	$1.31
2009[4]	($0.44)

1. First-quarter results of $.21 per share are significantly improved over those reported in the fourth quarter of 2013 of $.10 per share. Losses arising from the lines of major-medical business that we have exited – and which are in runoff – were significantly reduced due to lower premiums. We expect this runoff premium to continue to decline through the third quarter of 2014 and to terminate by the end of the year. Losses associated with the runoff are largely attributable to the requirements of the Affordable Care Act (ACA)
2. The year ended 2013 was negatively affected by $8.4 million of losses before taxes in our major-medical lines that is largely attributable to the requirements of ACA .
3 . IHC's 2012 results were positively affected by an increase of $4.6 million net of minority interest, for an increase in the deferred tax asset related to AMIC's federal net operating loss carryforward (NOL).
4. The gain recorded in the 2010 first quarter on IHC's investment in AMIC was $16.7 million, or $1.00 per share diluted, net of taxes. In the fourth quarter of 2009, the Company was required to record an other-than-temporary impairment (OTTI) loss on its equity investment in AMIC of approximately $16.7 million, or $0.99 per share diluted, due to the length of time and the magnitude of the amount by which the quoted market price of AMIC had been below IHC's carrying value.

© 2014 The IHC Group

15

16 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 12/08 12/09 12/10 12/11 12/12 12/13 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN* Among Independence Holding Company, the Russell 2000 Index, and S&P 500 Life & Health Insurance Independence Holding Company Russell 2000 S&P 500 Life & Health Insurance *$100 invested on 12/31/08 in stock or index, including reinvestment of dividends. Fiscal year ending December 31. Copyright© 2014 Russell Investment Group. All rights reserved. The graph below matches Independence Holding Company's cumulative 5 - Year total shareholder return on common stock with the cumulative total returns of the Russell 2000 index and the S&P 500 Life & Health Insurance index. The graph tracks the performance of a $100 investment in our common stock and in each index (with the reinvestment of all dividends) from 12/31/2008 to 12/31/2013.

17 Forward - Looking Statements Certain statements in this presentation are “ forward - looking ” statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, cash flows, plans, objectives, future performance and business of IHC and AMIC. Forward - looking statements by their nature address matters that are, to differing degrees, uncertain. With respect to IHC and AMIC, particular uncertainties that could adversely or positively affect our future results include, but are not limited to, economic conditions in the markets in which we operate, new federal or state governmental regulation, our ability effectively to operate, integrate and leverage any past or future strategic acquisition, and other factors which can be found in our news releases and filings with the Securities and Exchange Commission. These uncertainties may cause IHC ’ s and AMIC ’ s actual future results to be materially different than those expressed in this presentation. Neither IHC nor AMIC undertakes to update its forward - looking statements.